SCM Trust

ICON Equity Income Fund

ICON Flexible Bond Fund

ICON Equity Fund

ICON Consumer Select Fund

ICON Natural Resources and Infrastructure Fund

ICON Health and Information Technology Fund

ICON Utilities and Income Fund

(the “Funds”)

Supplement dated July 30, 2026 to the

Statement of Additional Information (“SAI”), dated

May 1, 2026

The fifth paragraph in the “Soft dollar transactions” section of the Funds’ SAI is deleted in its entirety and replaced with the following:

“Research and brokerage services provided by brokers through which a Fund effects securities transactions may be used by ICON in servicing its other clients (including the other Funds) and not all of these services may be used by ICON in connection with that Fund. ICON faces conflicts of interest because the statistical information and other research services may benefit certain other clients of ICON more than that Fund and can be used in connection with the management of accounts other than the accounts whose trades generated the commissions.”

Please retain this supplement with your SAI